                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                           --------------------------



                                   FORM 8-K/A
                       AMMENDMENT NO. 1 TO CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 18, 1998



                           --------------------------



                             HEALTHDESK CORPORATION
             (Exact name of registrant as specified in its charter)





           California                          0-21819                       94-3165144
(State or other jurisdiction of       (Commission File Number)           (I.R.S. Employer)
 incorporation or organization)                                         Identification No.)




         2116 Financial Center
             Des Moines, IA                                                     50309
(Address of principal executive offices)                                     (Zip Code)





       Registrant's telephone number, including area code: (515) 244-5746

The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K filed August 18, 1998 as set forth in the pages attached hereto.

Item 7.           Financial Statements and Exhibits.

          (a)  AUDITED FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                                SHUBERT & COMPANY
                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Members
MC Informatics, LLC
Fountain Valley, California

I have audited the accompanying balance sheet of MC Informatics, LLC, a California limited liability company, as of December 31, 1997, and the related statements of operations, members' deficit and cash flows for the period from April 14, 1997, inception, through December 31, 1997. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.


In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MC Informatics, LLC as of December 31, 1997, and the results of its operations and its cash flows for the period from April 14, 1997, inception, through December 31, 1997 in conformity with generally accepted accounting principles.

                                                           /s/ Allan C. Schubert
Schubert & Company
July 21, 1998

                               MC INFORMATICS, LLC
                    (A California Limited Liability Company)
                                  BALANCE SHEET
                                DECEMBER 31, 1997

ASSETS

    CURRENT ASSETS
        Cash and cash equivalents                                         $    -
        Accounts receivable                                                116,504
        Prepaid insurance                                                    3,772
                                                                          --------

              TOTAL CURRENT ASSETS                                         120,276

     PROPERTY AND EQUIPMENT
        Furniture                                                            1,000
        Less accumulated depreciation                                         (108)

              NET PROPERTY AND EQUIPMENT                                       892

     OTHER ASSETS
        Office lease, accumulated amortization of $500                         500
        Covenant not to compete, less accumulated amoritzaion of $2,031      5,469
        Contracts, less accumulated amortization of $650                     5,350
        Goodwill, less accumulated amortization of $813                      6,687
                                                                          --------

              TOTAL OTHER ASSETS                                            18,006
                                                                          --------

     TOTAL ASSETS                                                         $139,174
                                                                          --------


     LIABILITIES AND MEMBERS' DEFICIT

     CURRENT LIABILITIES
        Note Payable (Note 2)                                             $ 40,000
        Accounts Payable                                                    73,643
        Accrued interest payable                                             1,566
        Accrued payroll and payroll taxes                                   48,691
        Accrued vacation and sick leave                                     25,363
        Other Liabilities                                                    2,300
                                                                          --------

              TOTAL CURRENT LIABILITIES                                    191,563

    LONG-TERM DEBT
        Notes payable to related party (Note 3)                             40,000
        Commitments (Note 4)                                                     -
                                                                                 -

              TOTAL LONG-TERM DEBT                                          40,000

     MEMBERS' DEFICIT                                                      (92,389)
                                                                          --------

     TOTAL LIABILITIES AND MEMBERS' DEFICIT                               $139,174
                                                                          --------



See accountants' report and accompanying notes.

                               MC INFORMATICS, LLC
                    (A California Limited Liability Company)
                               STATEMENT OF INCOME
    FOR THE PERIOD FROM APRIL 14, 1997, INCEPTION, THROUGH DECEMBER 31, 1997


REVENUE                                                               $ 681,332

DIRECT EXPENSES                                                         261,618
                                                                      ----------

GROSS PROFIT                                                            419,714

OPERATING EXPENSES
     General and administrative                                         570,804
     Advertising                                                          5,600
     Depreciation and amortization                                        4,102
                                                                      ----------

              TOTAL OPERATING EXPENSES                                  580,506

NET OPERATING LOSS                                                     (160,792)

INTEREST EXPENSE                                                         (1,597)
                                                                      ----------

NET LOSS                                                              $(162,389)
                                                                      ----------

                               MC INFORMATICS, LLC
                    (A California Limited Liability Company)
                          STATEMENT OF MEMBERS DEFICIT
    FOR THE PERIOD FROM APRIL 14, 1997, INCEPTION, THROUGH DECEMBER 31, 1997

                                                          Richard            Garfield
                                    Bill W. Childs     A. Montgomery        E.Thompson           Total
                                    --------------     -------------        ----------           -----
Contributions                         $ 35,000            $ 35,000            $    -           $ 70,000

Net Loss                               (64,955)            (64,955)            (32,479)         (162,389)
                                     ---------            --------            --------         ---------

Members' deficit at                  $ (29,955)           $(29,955)           $(32,479)        $ (92,389)
December 31, 1997                    =========            ========            ========         =========

                               MC INFORMATICS, LLC
                    (A California Limited Liability Company)
                             STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM APRIL 14, 1997, INCEPTION, THROUGH DECEMBER 31, 1997

CASH FLOW FROM OPERATING ACTIVITIES

     Net Loss                                                        $ (162,389)
     Adjustments to reconcile net income (loss) to net cash
     provided (used) by operating activities:
          Amortization                                                    3,994
          Depreciation                                                      108
          Increase in accounts receivable                              (116,504)
          Increase in prepaid insurance                                  (3,772)
          Increase in accounts payable                                   73,643
          Increase in accrued interest payable                            1,566
          Increase in accrued payroll                                    48,691
          Increase in accrued vacation and sick leave                    25,363
          Increase in other liabilities                                   2,300
                                                                     ----------

    NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES                   (127,000)

     CASH FLOWS FROM INVESTING ACTIVITIES
        Purchase of property and equipment                               (1,000)
        Purchase of intangible assets                                   (22,000)

NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                        (23,000)

     CASH FLOWS FROM FINANCING ACTIVITIES
        Proceeds from notes payable to related party                     40,000
        Proceeds from note payable                                       40,000
        Members' capital contributions                                   70,000
                                                                     ----------

NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                        150,000
                                                                     ----------

NET INCREASE (DECREASE) IN CASH                                               -

CASH AT INCEPTION, April 14, 1997                                             -
                                                                              -

CASH AT YEAR END                                                     $        -

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

CASH PAID DURING THE YEAR FOR INTEREST                               $       31
                                                                     ==========

                               MC INFORMATICS, LLC
                        NOTES TO THE FINANCIAL STATEMENTS
    FOR THE PERIOD FROM APRIL 14, 1997, INCEPTION, THROUGH DECEMBER 31, 1997

                  1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


         This summary of significant accounting policies of MC Informatics, LLC is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management that are responsible for their integrity and objectivity. The Company follows the accrual method of accounting. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Nature of Operations


         MC Informatics, LLC (the Company) was formed on April 14, 1997 as a California limited liability company. The Company provides management and technical services to the healthcare information industry, specializing in facility management, outsourcing, and system integration and consulting, primarily to customers in the state of California.

         Bill W. Childs, Richard A. Montgomery and Garfield E. Thompson, the members of the Company, hold a 40%, 40% and 20% interest, respectively (Note 6). Profits and losses are allocated and cash flows are distributed in accordance with the members' respective ownership interest. Pursuant to the Operating Agreement of the Company, there is only one class of members' interest and all members have limited liability for the obligations of the Company. The Company will dissolve and cease to exist by December 31, 2017.

Use of Estimates


         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenue and expenses during the reported period. Actual results could differ from those statements.

Cash and Equivalents


         The Company considers all highly liquid investments with maturities of three months or less when purchased to be cash equivalents.

         The Company maintains some of its cash in bank deposit accounts which, at times, may exceed the federally insured limits. No losses have been experienced related to such accounts. The Company believes it places its cash with quality financial institutions and is not exposed to any significant concentrations of credit risk.

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         Accounts Receivable

         No allowance for uncollectible accounts has been provided. Management has evaluated the accounts and believes they are all collectible.

         Property, Equipment and Depreciation

         Property and equipment are valued at cost. Maintenance and repair costs are charged to expense as incurred. Gains and losses in disposition of property and equipment are reflected in income. Depreciation is computed on the straight-line method for financial reporting purposes, based on the estimated useful lives of the assets.

         Intangible Assets

         Intangible assets are amortized over the straight basis over 1 - 5 years.

         Income Taxes

         The Company is a limited liability company treated as a partnership for income tax reporting purposes and, as such, is not subject to income tax. Accordingly, no provision for income taxes is provided in the financial statements. The income tax liability of the individual members is not accrued on the books of the Company.

         Advertising

         Advertising costs are expensed as incurred. Advertising expense was $5,600 for the period from April 14, 1997, inception, through December 31, 1997.

2.       NOTES PAYABLE

         The Company has an unsecured note payable to Sara McCoy, under agreement dated October 15, 1997, payable in lump sum payment with interest at 10%, due on the later of November 15, 1997 or upon the receipt of payment of a specific invoice from a customer (Note 6).

3.       NOTES PAYABLE TO RELATED PARTY

         Notes payable to related party consists of the following:

                 Note payable to Bill W. Childs, member of the Company, under agreement dated July 22, 1997, payable in a lump sum payment with interest of 10%, due July 22, 2002, unsecured.
                                                                                                         $  15,000
                 Note payable to Bill W. Childs, member of the Company, under agreement dated December 2, 1997, payable in a lump sum payment with interest at 10%, due December 2, 1999, unsecured.
                                                                                                            25,000
                                                                                                         ---------

        Total notes payable                                                                              $  40,000
                                                                                                         =========

         Future minimum debt maturities of notes payable to related party are $25,000 and $15,000 in 1999 and 2002, respectively.

4.       COMMITMENTS

         The Company leases its office facilities under a non-cancelable operating lease, which expires in 1998. Remaining future minimum lease payment required under this operating lease is $4,533 in 1998. In 1997, rent expense was $4,533.

5.        PROFIT SHARING PLAN

         The Company established a profit sharing plan on September 1, 1997, which is qualified under Section 401(k) of the Internal Revenue Code. Any employee who has attained the age 21 and has completed three months of service is eligible to participate. Employees may contribute to the plan subject to the limits of Section 401(k) of the Internal Revenue Code. The Company may contribute to the profit sharing on behalf of the employees at the Company's discretion. For 1997, there were no Company contributions to the plan.

6.       SUBSEQUENT EVENTS

         On January 14, 1997, the Company paid the $40,000 note payable to Sara McCoy (Note 2).

         In June 1998, the Company amended their Operating Agreement to reflect Bill W. Childs and Garfield E. Thompson purchase of Richard A. Montgomery's interest from his

6.       SUBSEQUENT EVENTS (Continued)

         successor in interest, Ruth E. Montgomery. As a result of their purchase, Bill W. Childs and Garfield E. Thompson, the remaining members of the Company, hold a 60% and 40% interest, respectively.

         The Company is currently in negotiations to merge the Company with HeathDesk Corporation. Under the current Agreement and Plan of Reorganization, the Company will merge with a newly created subsidiary of HealthDesk Corporation in exchange for the members of the Company receiving at least 40% of the common stock of HealthDesk Corporation. As of the date of this report, the Agreement and Plan for Reorganization has not been finalized.

7.       SIGNIFICANT SOURCES OF REVENUE

         The Company conducts a major portion of its business with certain customers, each of which accounts for more than 10% of total revenues. For the period from April 14, 1997, inception, through December 31, 1997, revenue from four major customers amounted to $536,743 or 79% of total revenues.

8.       BUSINESS ACQUISITION

         In May 1997, the Company acquired certain assets of JSS Healthcare. The acquisition was recorded as a purchase and, accordingly, the purchase price was allocated to the assets acquired based in their estimated fair value at the date of purchase. The Company paid cash of $42,000 for the net assets acquired.

         Results of the operations of JSS Healthcare have been included in the accompanying statement of operations from the date of acquisition through December 31, 1997.



         (b)      UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

         The accompanying pro forma condensed financial statements illustrate the effect to the Asset Sale to PATI and the Merger with MCIF on the Company's financial position and results of operations. The pro forma condensed balance sheet as of September 30, 1998 is based on the historical balance sheet of the Company and MCIF as of that date. The pro forma condensed statements of operations for the year ended December 31, 1997 and the nine months ended September 30, 1998 are based on the historical statements of operations of the Company for those periods and the historical statements of operations of MCIF for the period from April 1, 1997 (inception) to December 31, 1997 and the nine months ended September 30, 1998. The pro forma condensed statements of operations assume the Asset Sale and the Merger took place on January 1, 1997 and 1998.

         The pro forma condensed financial statements are not intended to be indicative of the financial position or results of operations which actually would have been realized had the Asset Sale and Merger occurred at the times assumed, nor of the future results of operations of the combined entities. The accompanying pro forma condensed financial statements should be read in conjunction with the historical financial statements and notes of the Company and MCIF.

                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET

                                                                      September 30, 1998
                                         ---------------------------------------------------------------------------
                                                                                    Pro Forma           Pro Forma
                                            The Company            MCIF            Adjustments          Combined
                                         ------------------  ---------------      -------------      ---------------
Assets
   Cash and cash equivalents........      $     715,264       $      24,511            654,920(1)    $   1,394,695
   Accounts receivable..............                                642,575                                642,575
   Other current assets.............            491,877               1,724           (353,010)(3)          34,647
                                                                                      (105,944)(1)
                                          -------------       -------------                         --------------
     Total current assets...........          1,207,141             668,810                              2,071,917
   Property and equipment, net......            284,129               3,621           (112,845)(1)         174,905
   Goodwill.........................                 --                  --          3,069,406(2)        3,069,406
   Other assets.....................            109,249              18,307            (90,266)(2)          18,307
                                                                                       (18,983)(1)
                                          -------------       -------------                         --------------
     Total assets...................      $   1,600,519       $     690,738                         $    5,334,535
                                          =============       =============                         ==============


Liabilities and Shareholders' Equity/
   (Deficit)
   Accounts payable and accrued
     liabilities                          $     183,055       $     117,719             (3,010)(3)   $     319,364
                                                                                        30,000(2)
                                                                                       (25,000)(1)
                                                                                        16,600(1)
   Loans Payable....................                 --             452,000           (350,000)(3)         102,000
   Other current liabilities........                 --             247,544                                247,544
                                          -------------       -------------                         --------------
     Total liabilities..............            183,055             817,263                                668,908
                                          -------------       -------------                         --------------

Shareholders' equity/(deficit)
   Convertible preferred stock......          1,248,673                  --         (1,248,673)(4)              --
   Common stock.....................         12,257,505              70,000            (70,000)(2)      16,403,793
                                                                                        75,000(1)
                                                                                     2,822,615(2)
                                                                                     1,248,673(4)
   Warrants.........................            195,687                  --                                195,687
   Accumulated deficit..............        (12,284,401)           (196,525)           350,548(1)      (11,933,853)
                                                                                       196,525(2)
                                          -------------       -------------                         --------------
Total shareholders' equity/(deficit)          1,417,464            (126,525)                             4,665,627
                                          -------------       -------------                         --------------
     Total liabilities and
       shareholders' equity (deficit)     $   1,600,519        $    690,738                          $   5,334,535
                                          =============       =============                         ==============

              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

                                                                 Year Ended December 31, 1997
                                         ---------------------------------------------------------------------------
                                                                                    Pro Forma           Pro Forma
                                            The Company            MCIF            Adjustments          Combined
                                          -------------       -------------      ---------------     --------------
Total revenue.......................      $     382,362       $     681,332     $     (382,362)(6)   $     681,332
Direct Expenses.....................                 --             261,618                                261,618
                                          -------------       -------------                          --------------
Gross Profit........................            382,362             419,714                                419,714
Operating expenses:
   Product development..............          2,248,018                  --         (2,248,018)(6)              --
   Sales and marketing..............          1,422,111                  --         (1,422,111)(6)              --
   General and administrative.......            506,132             580,506                              1,086,638
   Amortization of goodwill.........                 --                  --            328,865(5)          328,865
                                          -------------       -------------                          --------------
  Loss from operations..............         (3,793,899)           (160,792)                              (995,789)
   Interest income..................            137,375                  --                                137,375
   Interest expense.................            (14,900)             (1,597)                               (16,497)
   Amortization of discount and
     issuance costs associated with      ------------------                                          --------------
     bridge financing...............           (145,023)                 --                               (145,023)
                                          -------------       -------------                          --------------
Loss from continuing operations before
   income taxes ....................         (3,816,447)           (162,389)                            (1,019,934)
Provision for income taxes..........                800                  --                                    800
                                          =============       =============                          ==============
Loss from continuing operations.....      $  (3,817,247)      $    (162,389)                         $  (1,020,734)
                                          =============       =============                          ==============

Loss per share information (7):.....      $       (0.73)                                             $       (0.09)
                                          =============                                              =============
Basic and diluted loss per share from
   continuing operations............

Weighted average number of shares of          5,212,060                                                 11,292,370
   common stock, basic and diluted..      =============                                              ==============

              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

                                                             Nine Months Ended September 30, 1998
                                         ---------------------------------------------------------------------------
                                                                                    Pro Forma           Pro Forma
                                            The Company            MCIF            Adjustments          Combined
                                          -------------       -------------      ---------------     --------------
Total revenue.......................      $      56,458       $   2,306,099      $     (56,458)(6)   $   2,306,099
Direct Expenses.....................                 --           1,486,578                              1,486,578
                                          -------------       -------------                          -------------
Gross Profit........................             56,458             819,521                                819,521
Operating expenses:
   Product development..............          1,119,503                  --         (1,119,503)(6)              --
   Sales and marketing..............            675,668                  --           (675,668)(6)              --
   General and administrative.......            208,265             849,857                              1,058,122
   Amortization of goodwill.........                 --                  --            328,865(5)          328,865
   Non-recurring restructuring costs            220,697                  --                                220,697
                                          -------------       -------------                          -------------
Income/(loss) from operations.......         (2,167,675)            (30,336)                              (788,163)
   Interest income..................             49,563                  --                                 49,563
                                          -------------       -------------                          -------------
Income/(loss) from continuing
   operations before income taxes ..         (2,118,112)            (30,336)                              (738,600)
Provision for income taxes..........                600               3,800                                  4,400
                                          -------------       -------------                          -------------
Income/(loss) from continuing
   operations.......................      $  (2,118,712)      $     (34,136)                         $    (743,000)
                                          =============       =============                          =============

Loss per share information (7):           $       (0.37)                                             $       (0.05)
                                          =============                                              =============

Basic and diluted loss per share from
   continuing operations............

Weighted average number of shares of
   common stock, basic and diluted..          5,717,570                                                 14,007,523
                                          =============                                              =============

NOTES TO THE UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

(1) Gives effect to:
    Sale to Patient Infosystems of:
         Cash received from the sale of assets and equipment                              $   654,920
         Prepaid and other current assets                                                    (105,944)
         Other assets                                                                         (18,983)
         Net book value of the equipment, software and furniture sale                        (112,845)
         Accrued  liabilities paid by the Company                                             (16,600)
         Reversal of Patient Infosystems licensing fee                                         25,000
                                                                                          -----------
         Issuance of 150,000 shares of Common Stock to MIIX as part of the asset sale         (75,000)
                  Gain on sale to Patient Infosystems                                     $   350,548
                                                                                          ===========

(2) Gives effect to:
     Issuance of 5,645,230 shares of  Common Stock  at $0.50 per share to MCIF as
     a result of the merger                                                               $ 2,822,615
     Accrual of merger related expenses                                                        30,000
     Elimination of MCIF equity                                                               (70,000)
     MCIF deficit                                                                             196,525
     Deferred merger costs                                                                     90,266
                                                                                          -----------
         Goodwill                                                                         $ 3,069,406
                                                                                          ===========

    The historical cost of MCIF's assets and liabilities are approximately the same as their fair value.

(3) The elimination of intercompany loans and related interest.

(4) Gives effect to the conversion of all outstanding shares of Series B Preferred Stock into 2,525,000 shares of Common Stock upon the consummation of the merger.

(5) Goodwill is estimated to have a useful life of seven years and is amortized using the straight-line method. This Pro Forma Condensed Statement of Operations for the year ended December 31, 1997 and the nine months ended September 30, 1998 reflects nine-month amortization for those periods 1997 and 1998 respectively.

(6) Gives effect to the capitalized asset sale as if it had taken place January 1, 1997 and 1998, which the Company's current operation is assumed to be discontinued. The reduction in depreciation expense as a result of the asset sold is immaterial.

(7) Pro forma loss per share from continuing operations is based on the weighted average number of shares of Common Stock outstanding during the periods after giving pro forma effect to the conversion of the Company's outstanding Series B Preferred Stock to Common Stock and the issuance of Common Stock to MCIF and MIIX in connection with merger as of April 1, 1997 and January 1, 1998. Options and warrants to purchase Common Stock were excluded in the calculation of the pro forma loss per share, as their effect would be antidilutive.



         (c)      Exhibits.

    Exhibit No.                                      Description
    -----------                                      -----------
       23.1          Consent of the Independent Public Accountants



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 HealthDesk Corporation




December 4, 1998                 By:   /s/ Joseph R. Dunham II
                                       -----------------------
                                        Joseph R. Dunham II
                                        Director and member of the Operating
                                        Committee